SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                   May 3, 2004



                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                        1-7852                94-0777139
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


             1500 S.W. First Avenue
                Portland, Oregon                                       97201
    (Address of principal executive offices)                        (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report.)

Item 2.02.    Results of Operations and Financial Condition

              Today Pope & Talbot, Inc. issued its press release announcing its financial results for the first quarter of 2004. A copy of the release is attached hereto as Exhibit 99.1.

              Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.



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


SIGNATURE



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 3, 2004.

                                               POPE & TALBOT, INC.
                                               ---------------------------------
                                                 Registrant



                                         By    /s/ Richard K. Atkinson
                                               ---------------------------------
                                               Name:     Richard K. Atkinson
                                               Title:    Vice President and
                                                         Chief Financial Officer




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

Exhibit  Description
-------  -----------

99.1 Press release issued by Pope & Talbot, Inc. dated May 3, 2004, announcing first quarter 2004 financial results.


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